UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Kiniksa Pharmaceuticals International, plc

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-730430	98-1795578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Piccadilly, Second Floor

London, W1J 7NJ

England, United Kingdom
(781) 431-9100

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.000273235 nominal value	KNSA	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, Eben Tessari informed Kiniksa Pharmaceuticals International, plc (the “Company”) of his decision to resign as Chief Strategy Officer of the Company to pursue another executive position within the life sciences industry. Mr. Tessari will leave the Company on May 15, 2026 and will become a consultant to the Company and an advisor to its Science and Research Committee. Mr. Tessari’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Pursuant to a Consulting Agreement (the “Consulting Agreement”) between Mr. Tessari and the Company, which will be effective as of May 15, 2026, Mr. Tessari will: (i) provide services to the Company related to strategic and operational matters and (ii) serve as a special advisor to the Company’s Science and Research Committee (together, the “Services”). The Consulting Agreement will have a term commencing on May 15, 2026 and ending on May 15, 2027, and may be renewed on the same terms and conditions for an additional one-year period if mutually agreed upon by the parties. The Consulting Agreement may be terminated by the Company or Mr. Tessari with prior written notice to the other party.

Pursuant to the Consulting Agreement, Mr. Tessari will receive compensation of $450 per hour of Services performed, up to 20 hours per month, as well as reimbursement for reasonable pre-approved travel and out-of-pocket expenses incurred in performing the Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS INTERNATIONAL, PLC

Date: May 1, 2026	By:	/s/ Douglas Barry
Douglas Barry
Senior Vice President, Chief Legal Officer